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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant |_|

                 Filed by a Party other than the Registrant |X|

Check the appropriate box:
|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|X|   Soliciting Material Under Rule 14a-12


                            ASYST TECHNOLOGIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                         RILEY INVESTMENT MANAGEMENT LLC
               (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER
                              THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box): |X| No fee required.

|_|    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
       (1)  Title of each class of securities to which transaction applies:
       (2)  Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)  Proposed maximum aggregate value of transaction:
       (5)  Total fee paid:
|_| Fee paid previously with preliminary materials:
       |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       (1)  Amount Previously Paid:
       (2)  Form, Schedule or Registration Statement No.:
       (3)  Filing Party:
       (4)  Date Filed:



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On June 16, 2008, Riley Investment Management LLC issued the press release filed herewith as Exhibit 2.

INVESTOR NOTICES

Riley Investment Management LLC ("RIM") intends to file a proxy statement regarding the election of directors of Asyst Technologies, Inc. (the "Company") at the Company's 2008 annual meeting.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY RILEY INVESTMENT MANAGEMENT LLC ("RIM") AND ITS AFFILIATES FROM THE SHAREHOLDERS OF THE COMPANY FOR USE AT THE 2008 ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY WHEN THEY ARE AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and stockholders may obtain a free copy of any definitive proxy statement (when available) and other related materials filed by RIM with the Securities and Exchange Commission (the "SEC") at the SEC's website at www.sec.gov. In addition, RIM will provide copies of the proxy statement without charge upon request.

INFORMATION RELATING TO THE POTENTIAL PARTICIPANTS IN A PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 HERETO.



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EXHIBIT 1
                             Potential Participants

         Riley Investment Partners Master Fund, L.P., a Cayman Islands limited partnership ("RIP"), has nominated Bryant Riley, J. Michael Gullard, Melvin Keating, Bill Roeschlein, Foad Tamaddon and Kenneth Potashner (the "Nominees") for election to the Company's Board of Directors at the Company's 2008 annual meeting. In addition to the Nominees, the potential participants in the solicitation of proxies (the "Participants") may include the following: Riley Investment Management LLC, a Delaware limited liability company ("RIM"), Riley Acquisition LLC, a Delaware limited liability company ("RALLC"), Eric Singer, Mihir Parikh and Aquest Systems Corporation, a Delaware corporation ("Aquest"). The participants reserve the right to retain one or more financial advisors and proxy solicitors or include other persons as participants in a solicitation.

         RIM is an investment adviser, which provides investment management services, and is the general partner of RIP and managing member of RALLC. RIM receives investment advisory fees from its investment advisory clients, including RIP. It is also receiving similar fees from RALLC. Bryant Riley is the managing member of RIM. Mr. Singer is an employee of RIM. RIP is principally engaged in the business of investing in securities. RALLC is principally engaged in the business of investing in the Company.

         Mr. Parikh is the President and CEO of Aquest. Mr. Parikh is a member of RALLC. According to a May 6, 2008 joint press release of Aquest and The Gores Group, LLC, Aquest and The Gores Group, LLC had previously submitted a proposal to acquire the Company on February 1, 2008. The press release announced they had withdrawn their proposal because the Company refused to enter into discussions with respect to their proposal. As disclosed above, on July 9, 2008, Aquest submitted an indication of interest to acquire the Company at $6.50 per share. In light of this and the Nominees' goal of enhancing shareholder value by promoting a sale of the Company in an auction process, Mr. Parikh and Aquest may have an interest in the election in addition to their interests as members of RALLC and stockholders.



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         The following are the number of shares of common stock owned by the
Nominees and the Participants as of the date hereof:

                                                      NUMBER OF SHARES OF
     NAME                                      COMMON STOCK BENEFICIALLY OWNED
     Bryant R. Riley*                                     1,866,720
     J. Michael Gullard                                       0
     Melvin Keating                                           0
     Bill Roeschlein                                          0
     Foad Tamaddon                                            0
     Kenneth Potashner                                        0
     RIM*                                                 1,866,720
     RIP                                                   997,253
     RALLC                                                 610,000
     Eric Singer                                              0
     Mihir Parikh                                           1,000
     Aquest                                                   0

* Includes 997,253 shares beneficially owned by RIP. Includes 259,467 shares owned by investment advisory clients of RIM, some of which are in managed accounts indirectly affiliated with Mr. Riley, over which shares RIM has sole or shared voting and dispositive power. Includes 610,000 shares beneficially owned by RALLC.


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EXHIBIT 2

(BW)(CA-RILEY-INVESTMENT) Riley Investment Management Discloses Asyst Technologies, Inc. Has Received an Expression of Interest to Acquire Asyst at $6.50 Per Share and Urges Asyst to Engage Expeditiously in Meaningful Discussions with This and Other Potential Acquirors

    Business Editors

    LOS ANGELES--(BUSINESS WIRE)--July 16, 2008--Riley Investment Management LLC announced that it is aware of an expression of interest to acquire Asyst Technologies, Inc. at $6.50 per share made on July 9, 2008 by Aquest Systems Corporation. This proposal represents a 66% premium over Asyst's closing share price on July 15. On July 8, 2008, RIM representatives met with Asyst Chairman and Chief Executive Officer Steve Schwartz to discuss RIM's view that Asyst should be sold. Asyst conveyed to RIM that if RIM was aware of any interested parties, Asyst understood its responsibility to shareholders to entertain offers. Asyst also said that it believed that Aquest's prior joint proposal with the Gores Group, LLC - which was at a range of $5 to $6 per share - was a credible offer.

    Asyst's failure to enter into serious discussions with Aquest regarding its acquisition proposal is of grave concern to RIM, especially because once again Asyst appears to be rebuffing a credible proposal at a significant premium to the Asyst share price in the last six months. RIM believes that Aquest's proposal provides a significant starting point for Asyst to engage in a sale process that will maximize shareholder value. RIM strongly believes that shareholders will be best rewarded, and valuation most appropriately realized, through a sale of the company, and that it is incumbent on the Board to engage actively and expeditiously in meaningful discussions with Aquest or any other party that may have an interest in acquiring the company.

    Riley Investment Partners Master Fund, L.P. has nominated six individuals to serve as directors at the 2008 annual meeting of Asyst. The active involvement of RIM's nominees on Asyst's Board will ensure that an active process is undertaken to maximize the value of Asyst shares.

    INVESTOR NOTICES

    Riley Investment Management LLC ("RIM") intends to file a proxy statement regarding the election of directors of Asyst Technologies, Inc. (the "Company") at the Company's 2008 annual meeting.

    SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY RILEY INVESTMENT MANAGEMENT LLC ("RIM") AND ITS AFFILIATES FROM THE SHAREHOLDERS OF THE COMPANY FOR USE AT THE 2008 ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY WHEN THEY ARE AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

    Investors and stockholders may obtain a free copy of any definitive proxy statement (when available) and other related materials filed by RIM with the Securities and Exchange Commission (the "SEC") at the SEC's website at www.sec.gov. In addition, RIM will provide copies of the proxy statement without charge upon request.

    INFORMATION RELATING TO THE POTENTIAL PARTICIPANTS IN A PROXY
SOLICITATION IS CONTAINED IN EXHIBIT 1 TO THE SCHEDULE 14A BEING FILED TODAY WITH THE SECURITIES AND EXCHANGE COMMISSION.

    CONTACT: Riley Investment Management LLC
             Bryant Riley, Managing Member
             310-966-1445
             br@rileyim.com

    SOURCE: Riley Investment Management LLC